UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15 (d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (date of earliest event reported)                                                                                                  April 8, 2005

NATIONSRENT COMPANIES, INC.

(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	333-114115 (Commission File Number)	14-1875911 (IRS Employer ID Number)

450 East Las Olas Blvd., Suite 1400, Fort Lauderdale, Florida               33301

(Address of principal executive offices)                                              (Zip Code)

Registrant's Telephone Number, including area code:      (954) 760-6550

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02  Results of Operations and Financial Condition

          On April 8, 2005, NationsRent Companies, Inc. (the "Company") held a conference call (the "Conference Call") for investors and other interested parties to discuss its financial results for the quarter and year ended December 31, 2004 and general business conditions. Such conference call also included a discussion of the Company's EBITDA, a non-GAAP financial measure. Prior to the Conference Call, the Company had issued press releases announcing the call and disclosing certain EBITDA information, each of which were included as exhibits to previously filed Current Reports on Form 8-K. In compliance with Regulation G, in connection with the disclosure of the EBITDA information, corresponding GAAP financial measures and reconciliations had been provided by the Company in its prior announcements.

          The full transcript of the Conference Call is attached as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated into this Item 2.02 by reference.

          The attached transcript contains forward-looking statements regarding future events and the performance of the Company that involve risks and uncertainties that could cause actual results and actions to differ materially. The Company assumes no obligation to update forward-looking information to reflect actual results, changes in assumptions or changes in other factors affecting forward-looking information. If the Company does update any forward-looking statement, no inference should be drawn that the Company will make additional updates with respect to that statement or any other forward-looking statements. We refer you to the documents that the Company files from time to time with the Securities and Exchange Commission, such as the Form 10-K, Form 10-Q and Form 8-K, which contain additional important factors that could cause its actual results to differ from its current expectations and from the forward-looking statements contained in the attached transcript.

          The information in this Item 2.02 (and in Item 7.01 below) of this Form 8-K and the Exhibit attached hereto shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934 (the "Exchange Act") or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933 or the Exchange Act, except as expressly set forth by specific reference in such a filing.

Item 7.01  Regulation FD Disclosure

           See "Item 2.02 Results of Operations and Financial Condition" above.

Item 9.01  Financial Statements and Exhibits

          (a)      Financial Statements of Business Acquired: Not applicable

          (b)      Pro Forma Financial Information: Not applicable

          (c)      Exhibits:

           99.1 Conference Call transcript of April 8, 2005.

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signature on following page.]

SIGNATURES

          Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NATIONSRENT COMPANIES, INC. By: /s/ Thomas J. Hoyer Name: Thomas J. Hoyer Title: Executive Vice President and Chief Financial Officer

Dated: April 11, 2005

INDEX TO EXHIBITS

Current Report on Form 8-K
dated April 11, 2005

NationsRent Companies, Inc.

           99.1 Conference Call transcript of April 8, 2005.